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                                                            EXHIBIT 10.4(B)

                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


            This Amendment to the Employment Agreement (this "Amendment") is made as of 20th day of April, 1998 by and between STEINER TRANSOCEAN LIMITED, a Bahamas international business company (the "Company"), and Amanda Jane Francis ("Employee").

                                  WITNESSETH:

            WHEREAS, the Company and Employee entered into an Employment Agreement dated October 17, 1996, as amended by amendment dated March 25, 1997 (the "Employment Agreement"); and

            WHEREAS, the Company and Employee desire to amend the Employment Agreement as provided below.

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
agreements hereinafter contained, the parties hereto agree as follows:

            1.    COMPENSATION.

                  Sections 3(a)(i) of the Employment Agreement are hereby amended so that, as amended, it shall read as follows:

                  (a) SALARY,  ETC.  Commencing as of January 1, 1998, except as otherwise expressly provided herein, the Company (or any Affiliate thereof) shall pay to Employee during the term hereof compensation as described in this Section 3(a), all of which shall be subject to such deductions as may be required by applicable law or regulation.

                        (i) BASE  SALARY.  A base  salary at the rate of (A) One
            Hundred Twenty-Six Thousand Dollars [(U.S.) $126,000.00] for calendar year ("Year") 1997 and (B) no less than One Hundred Twenty-Six Thousand Dollars [(U.S.) $126,000.00] for each Year thereafter during the term of this Agreement, subject to review by the Compensation Committee of the Board of Directors of the Company, payable in bi-weekly installments (the "Base Salary").

            2. EFFECTIVE DATE. The effective date of the amendment to the Employment Agreement contained in this Amendment shall be January 1, 1998.

            3. NO OTHER AMENDMENT. Except as set forth in this Amendment, all provisions of the Employment Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        STEINER TRANSOCEAN LIMITED



/S/ AMANDA JANE FRANCIS                  By:/S/ CLIVE E. WARSHAW
------------------------------              --------------------------------
Amanda Jane Francis                         Clive E. Warshaw,
                                            Chairman of the Board and
                                            Chief Executive Officer